DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 AMENDMENT NO. 23 to the VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT Effective January 1, 2003 Between JACKSON NATIONAL LUNE INSURANCE COMPANY of NEW YORK ("CEDING COMPANY") and CHUBB IEMPEST LIFE REINSURANCE LTD (formerly ACE TEMPEST LIFE REINSURANCE LTD) ("REINSURER") Effective September 25, 2017, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Reinsurance Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective September 25, 2017. To effect these changes, the following provision of the Reinsurance Agreement is hereby amended: • Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, amendment #22, is hereby replaced by the attached Schedule B-2. Jackson National Life Insurance Company Chubb Tempest Life Reinsurance Ltd. Of New York "---DocuSigned by: By By S (PiStAtfrle0A, \--05076A0024844D6... Chris Wiseman Name tr-.S - Name VP Controller Title \ F lo44.0c.—?k k V(241 Title September 19, 2018 Date Ck-V-kz\P4gi4-- 21 2-c)te) Date

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 SCHEDULE B-2 Subaccounts Subject to this Reinsurance Agreement Fund Name Comment Product Availability JNL Aggressive Growth Allocation Fund Name changed from JNL Disciplined Growth effective 9/25/2017 All and from JNL/S&P Disciplined Growth (New 1/16/2007) effective 8/29/2011 JNL Conservative Allocation Fund New 9/25/2017 All JNL Growth Allocation Fund Name changed from JNL Disciplined Moderate Growth effective All but Fifth Third 9/25/2017 and from JNL/S&P Disciplined Moderate Growth (New 1/16/2007) effective 8/29/2011 JNL Institutional Alt 25 Fund • Name changed from JNL Institutional Alt 20 (New 4/6/2009) effective 9/25/2017 • Effective 9/25/2017, JNL Institutional Alt 35 Fund (New 4/6/2009) merged into this fund JNL Institutional Alt 50 Fund • New 4/6/2009 All • Effective 9/25/2017, JNL Institutional Alt 65 Fund (New 4/6/2009) merged into this fund JNL Moderate Allocation Fund New 9/25/2017 All but Fifth Third JNL Moderate Growth Allocation Fund Name changed from JNL Disciplined Moderate effective All but Fifth Third 9/25/2017 and from JNL/S&P Disciplined Moderate (New 1/16/2007) effective 8/29/2011 JNL/American Funds Balanced Name changed from JNL/Capital Guardian Global Balanced Fund All effective 4/24/2017, from JNL/FI Balanced Fund effective 12/3/2007 and from JNL/FMR Balanced Fund effective 4/30/2007 JNL/American Funds Blue Chip Income and Growth Fund New 5/3/2010 All JNL/American Funds Global Bond Fund New 5/3/2010 All JNL/American Funds Global Small Capitalization Fund New 5/3/2010 All JNL/American Funds Growth Allocation Fund New 4/30/2012 All JNL/American Funds Growth-Income Fund New 5/3/2010 All JNL/American Funds International Fund New 5/3/2010 All JNL/American Funds Moderate Growth Allocation Fund Name changed from JNL/American Funds Balanced Allocation All (New 4/30/2012) effective 9/25/2017 JNL/American Funds New World Fund New 5/3/2010 All

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/AQR Large Cap Relaxed Constraint Equity Name changed from JNL/Goldman Sachs U.S. Equity Flex Fund All effective 4/24/2017 and from JNL/Credit Suisse Long/Short (New 1/16/2007) effective 10/11/2010 JNL/AQR Managed Futures Strategy Fund • New 4/27/2015 All • Effective 4/27/2015, JNL/Mellon Capital Global Alpha Fund merged into this fund. JNL/f3lack Rock Commodity Securities Strategy Fund • New 1/16/2007 All • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/Black Rock Commodity Securities Fund. JNL/BlackRock Global Allocation Fund New 10/11/2010 All JNL/BlackRock Global Natural Resources Fund Name changed from JNL/BlackRock Natural Resources effective All 9/25/2017 and from JNL/BlackRock Community Securities Strategy Fund effective 9/2015 and from JNL/BlackRock Commodity Securities Fund effective 4/29/2013 and from JNL/Credit Suisse Commodity Securities Fund effective 10/11/2010 and from JNL/Credit Suisse Global Natural Resources (New 1/16/2007) effective 9/28/2009 INL/BlackRock Large Cap Select Growth Fund • Formerly JNL/Janus Aggressive Growth Fund All • Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, name changed from JNL/U13S Large Cap Select Growth Fund • Effective 4/25/2016, JNL/Invesco Large Cap Growth Fund merged into this find. JNL/Brookfield Global Infrastructure and lVfLP Fund • New 12/12/2011 All • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund. JNL/Causeway International Value Select Fund • Name changed from JNL/JP Morgan International Value All Fund effective 9/28/2015 JNL/ClearBridge Large Cap Growth Fund New 9/25/2017 All JNL/Crescent High Income Fund New 4/25/2016 All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/DFA Growth Allocation Fund New 4/24/2017 All JNL/DFA Moderate Growth Allocation Fund Name changed from JNL/DFA Moderate Allocation Fund (New All 4/24/2017) effective 9/25/2017 JNL/DFA US Core Equity Fund Name changed from JNL/Eagle Core Equity Fund effective All 4/30/2012 JNL/DoubleLine Core Fixed Income Fund Name changed from JNL/PIMCO Total Return effective All 9/25/2017 JNL/DoubleLine Total Return Fund New 9/28/2015 All JNL/FAMCO Flex Core Covered Call Fund New 9/25/2017 All JNL/FPA +DoubleLine Flexible Allocation Fund • New 9/28/2009 All but Fifth Third • Name changed from JNL/Ivy Asset Strategy Fund effective 4/25/2016 JNL/Franklin Templeton Founding Strategy New 1/16/2007 All JNL/Franklin Templeton Global Fund • Name changed from JNL/Franldin Templeton Global Growth All Fund (New 1/16/2007) effective 4/24/2017; effective 9/16/2013, JNUM&G Global Leaders Fund merged into JNL/Franldin Templeton Global Growth Fund JNL/Franldin Templeton Global Multi-sector Bond Fund New 12/12/2011 All JNL/Franldin Templeton Income Fund New 5/1/2006 All JNL/Franklin Templeton International Small Cap Growth Fund • New 12/3/2007 All • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010 JNL/Franklin Templeton Mutual Shares New 1/16/2007 All JNL/Goldman Sachs Core Plus Bond Fund • Formerly INL/Salomon Brothers Global Bond Fund. All • Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007. JNL/Goldman Sachs Emerging Markets Debt Fund New 10/6/2008 All JNL/Harris Oakmark Global Equity • New 9/25/2017 All • Effective 9/25/2017, JNL/Red Rocks Listed Private Equity Fund merged into this Fund

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/Invesco China-India Fund • New 3/31/2008 All • Name changed from JNL/PAM China-India Fund effective 4/30/2012 • Name changed from JNL/Eastspring Investments China-India Fund effective 4/25/2016 • Effective 4/25/2016, JNL/Eastspring Investments Asia ex- Japan Fund merged into this fund JNL/Invesco Diversified Dividend Fund • New 9/25/2017 All JNL/Invesco Global Real Estate Fund • New 5/2/05, All • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund. JNL/Invesco International Growth Fund • Named changed from JNL/Putnam International Equity Fund All effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIM International Growth Fund. JNL/Invesco Mid Cap Value Fund • Name changed from JNL/Lazard Mid Cap Value Fund All effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund. JNL/Invesco Small Cap Growth Fund Name changed from JNL/AIM Small Cap Growth Fund effective All 10/11/2010. JNL/JPMorgan Mid Cap Growth Fund • Subadvisor changed from Janus on 2/18/04. All • Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007. JNL/JPMorgan U.S. Government & Quality Bond Fund Name changed from JNL/Salomon Brothers U.S. Govt. & Quality All Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007. JNL/Lazard Emerging Markets Fund New 5/1/2006 All JNL/Mellon Capital 10 x 10 Fund New 4/30/2007 All JNL/Mellon Capital Bond Index Fund All

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/Mellon Capital Consumer Discretionary Sector Fund Name changed from JNL/Mellon Capital Consumer Brands Sector All effective 9/25/2017 and subadvisor changed from Curian effective 2/18/2004 JNL/Mellon Capital Consumer Staples Sector Fund New 9/25/2017 All JNL/Mellon Capital Emerging Markets Index Fund New 12/12/2011 All JNL/Mellon Capital Energy Sector Fund Name changed from JNL/Mellon Capital Oil & Gas Sector Fund All effective 9/25/2017 and from JNL/Mellon Capital Management Energy Sector Fund on 5/2/2005, and the subadvisor changed - from Curian effective 2/18/2004 JNL/Mellon Capital European 30 Fund New 10/6/2008 All JNL/Mellon Capital Financial Sector Fund Subadvisor changed from Curian effective 2/18/04 All JNL/Mellon Capital Healthcare Sector Fund • Subadvisor changed from Curian effective 2/18/04. All • Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05 JNL/Mellon Capital Index 5 Fund New 4/30/2007 All JNL/Mellon Capital Industrials Sector Fund New 9/25/2017 All JNL/Mellon Capital Information Technology Sector Fund Name changed from JNL/Mellon Capital Technology Sector Fund All effective 9/25/2017 and subadvisor changed from Curian effective 2/18/2004 JNL/Mellon Capital International Index Fund Effective 9/15/2014, JNL/ Mellon Capital NYSE International 25 All Fund merged into this fund JNL/Mellon Capital JNL 5 Fund • Effective 10/4/04 All • On 4/30/2007 the JNL/ Mellon Capital Management Dow' 10 Fund, the JNL/ Mellon Capital Management S&P® 10 Fund, and the JNL/ Mellon Capital Management Global 15 Fund were merged with this fund. • Effective 4/27/2015, JNL/Mellon Capital JNL Optimized 5 Fund merged into this Fund • Effective 4/24/2017, JNL/Mellon Capital S&P 24 Fund (New 5/1/2006) merged into this Fund; effective 9/16/2013, JNL/Mellon Capital VIP Fund merged into JNL/Mellon Capital S&P 24 Fund; effective 9/28/2009, JNL/PPM America Core Equity Fund merged into JNL/Mellon Capital S&P 24 Fund JNL/Mellon Capital Materials Sector Fund New 9/25/2017 All JNL/Mellon Capital MSCI KLD 400 Social Index Fund • New 4/24/2017 All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/Mellon Capital MSCI World Index Fund Name changed from JNL/Mellon Capital Global 30 Fund All effective 9/25/2017 and from JNL/Mellon Capital Global 15 Effective 9/28/2015 JNL/Mellon Capital Nasdaq 100 Index Name changed from JNL/Mellon Capital Nasdaq 100 effective All 9/25/2017 and changed from JNL/Mellon Capital Nasdaq 25 Fund effective 4/25/2016 and changed from JNL/Mellon Capital Management Nasdaq 15 fund (New 10/4/2004) effective 12/3/2007 JNL/Mellon Capital Pacific Rim 30 Fund New 10/6/2008 All JNL/Mellon Capital Real Estate Sector Fund New 9/25/2017 All JNL/Mellon Capital S&P ' SMid 60 Fund New 4/30/2007 All JNL/Mellon Capital S&P 1500 Growth Index Fund New 9/25/2017 All JNL/Mellon Capital S&P 1500 Value Index Fund New 9/25/2017 All JNL/Mellon Capital S&P 400 Mid Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and All Mellon Capital Management prior to 12/15/03 • Effective 9/28/2015, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund merged into this fund JNL/Mellon Capital S&P 500 Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and All Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund. • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/Mellon Capital VIP Fund merged into this fund. JNL/Mellon Capital Small Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and All Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund. JNL/Mellon Capital Telecommunications Sector Name changed from JNL/Mellon Capital Communications All Sector Fund effective 9/25/2017 and the subadvisor changed Curian effective 2/18/2004 JNL/MES Mid Cap Value Fund Name changed from JNL/Goldman Sachs Mid Cap Value Fund All (New 5/2/2005) effective 4/24/2017

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability INL/Multi-Manager Mid Cap Fund New 9/19/2016 All JNL/Multi-Manager Small Cap Growth Fund Name changed from JNL/Eagle Small Cap Equity effective All 9/28/2015 JNL/Multi-Manager Small Cap Value Fund • New 5/2/2005 All • Name changed from JNL/Franklin Templeton Small Cap Value Fund Effective 9/28/2015 JNL/Neuberger Berman Strategic Income Fund New 4/30/2012 All JNL/Oppenheimer Global Growth Fund • Effective 4/28/2014, JNL/M&G Global Basics Fund merged All into this fund • Effective 4/25/2016, JNL/Capital Guardian Global Diversified Research Fund merged into this fund JNL/PIMCO Credit Income Fund New 9/28/2015 All JNL/PIMCO Income Fund New 9/25/2017 All JNL/PIMCO Real Return New 1/16/2007 All JNL/PPM America Floating Rate Income Fund New 5/2/2011 All JNL/PPM America High Yield Bond Fund • Effective 10/4/04. All • JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04. • Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007. JNL/PPM America Mid-Cap Value Fund New 3/31/2008 All JNL/PPM America Small Cap Value Fund New 3/31/2008 All JNL/PPM America Total Return Fund New 4/27/2015 All JNL/PPM America Value Equity Name changed from JNL/Putnam Value Equity Fund effective All 1/16/2007 JNL/S&P 4 Fund • New 12/3/2007 All • Effective 9/28/2015, JNL/Mellon Capital 25 Fund merged into this fund JNL/S&P Competitive Advantage Fund New 12/3/2007 All JNL/S&P Dividend Income & Growth Fund • New 12/3/2007 All • Effective 9/16/2013, .INL/ Mellon Capital Dow sm Dividend Fund merged into this fund. JNL/S&P Intrinsic Value Fund New 12/3/2007 All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Pro duct Availability JNL/S&P Managed Aggressive Growth Fund • Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. All • On 10/4/04 merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core Index 50 Fund, and JNL/S&P Core Index 75 Fund JNL/S&P Managed Conservative Fund Effective 10/4/04 All JNL/S&P Managed Growth Fund • Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. All • On 10/4/04 merged with JNL/S&P Core Index 100 Fund. • Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund was merged into this fund. JNL/S&P Managed Moderate Fund • Effective 10/4/04 All • Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund. JNL/S&P Managed Moderate Growth Fund • Prior to 10/4/04 named JNL/S&P Conservative Growth Fund All I; • Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund. JNL/S&P Mid 3 New 4/28/2014 All JNL/S&P Total Yield Fund New 12/3/2007 All JNL/T. Rowe Price Established Growth Fund • JNL/Alliance Capital Growth Fund was merged with this fund All 5/2/05. - • JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007. JNL/T. Rowe Price Mid-Cap Growth Fund Effective 4/24/2017, JNL/Morgan Stanley Mid Cap Growth Fund All (New 4/30/12) merged into this Fund JNL/T. Rowe Price Value Fund All JNL/T.Rowe Price Short Term Bond Fund • New 5/1/2006 All • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009 JNL/The Boston Company Equity Income Fund New 9/25/2017 All JNLNanguard Capital Growth Fund New 9/25/2017 All JNLNanguard Equity Income Fund New 9/25/2017 All JNLNanguard Global Bond Market Index Fund New 9/25/2017 All JNLNanguard Growth Allocation Fund New 9/25/2017 All INLNanguard International Fund New 9/25/2017 All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNLNanguard International Stock Market Index Fund New 9/25/2017 All JNLNanguard Moderate Allocation Fund New 9/25/2017 All JNLNanguard Moderate Growth Allocation Fund New 9/25/2017 All JNLNanguard Small Company Growth Fund New 9/25/2017 All JNLNanguard U.S. Stock Market Index Fund New 9/25/2017 All JNL/WMC Balanced Name changed from JNL/Select Balanced effective 5/2/2011 All JNL/WMC Government Money Market Fund Name changed from JNL/WMC Money Market fund effective All 4/24/2017 and from JNL/Select Money Market effective 5/2/2011 JNL/WMC Value Name changed from JNL/Select Value effective 5/2/2011 All JNL General Account Guaranteed Five Year Fixed All but Focus Guaranteed One Year Fixed All Guaranteed Seven Year Fixed All but Focus Guaranteed Three Year Fixed All S&P 500 Composite Stock Price Index— 9 Year Period Only available prior to 10/4/04 Perspective II and Fifth Third Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds. INL NY Chubb 2003 Treaty Schedule B-2 Amendment #23